Exhibit 10.1

AEON BIOPHARMA, INC.

SENIOR SECURED CONVERTIBLE NOTES DUE 2027

SUBSCRIPTION AGREEMENT

March 19, 2024

TABLE OF CONTENTS

Page

Article 1
Authorization and Sale of
the note securities

Section 1.01 Authorization of the Note Securities.1

Section 1.02 Sale of the Note Securities.1

Section 1.03 Use of Proceeds.2

Article 2
Closing Date; Delivery

Section 2.01 Closing Dates.2

Section 2.02 Delivery and Payment.4

Article 3
Representations and Warranties of the Company and the guarantors

Section 3.01 Organization and Standing.4

Section 3.02 Corporate Power.4

Section 3.03 Governmental Consents, Etc.5

Section 3.04 Noncontravention.5

Section 3.05 Authorization.6

Section 3.06 The Note Securities.6

Section 3.07 Underlying Common Stock.6

Section 3.08 Security Interest.6

Section 3.09 SEC Reports.7

Section 3.10 Capitalization.7

Section 3.11 Litigation.8

Section 3.12 Registration Rights.8

Section 3.13 Placement.8

Section 3.14 Internal Controls.9

Section 3.15 Certain Transactions.9

Section 3.16 Absence of Certain Changes.9

Section 3.17 Acknowledgment Regarding Purchaser's Purchase of Securities.9

Section 3.18 Related Party Transaction.10

Section 3.19 Transactions Not Enjoined.10

Article 4
Representations and Warranties of the Purchasers

Section 4.01 Organization and Standing.10

Section 4.02 Authorization.11

Section 4.03 Noncontravention.11

Section 4.04 Accredited Investor.11

Section 4.05 No Government Review.11

Section 4.06 Investment Experience.12

Section 4.07 Investment Intent; Blue Sky.12

Section 4.08 Rule 144.  12

Section 4.09 Restrictions on Transfer; Restrictive Legends.12

Section 4.10 Access to Information.12

Section 4.11 No General Solicitation.13

Section 4.12 Purchaser’s Counsel.13

Section 4.13 Tax Liability.13

Article 5
Covenants

Section 5.01 Transfer Restrictions; Legends.13

Section 5.02 Confidentiality; MNPI.13

Section 5.03 Securities Law Disclosure.14

Section 5.04 Section 16 Matters.14

Section 5.05 Registration Rights.15

Section 5.06 Board Appointment Rights.17

Section 5.07 Stockholder Approval.18

Section 5.08 Budget Report.18

Section 5.09 Financial Reports.18

Section 5.10 Certain Covenants of the Company.18

Section 5.11 Clinical Research Organizations.19

Article 6
INDEMNIFICATION

Section 6.01 Survival of Representations and Warranties.19

Section 6.02 Indemnification.19

Article 7
Miscellaneous

Section 7.01 Entire Agreement; Amendment; Assignment.20

Section 7.02 Notices.20

Section 7.03 Governing Law.21

Section 7.04 Jurisdiction.21

Section 7.05 WAIVER OF JURY TRIAL.21

Section 7.06 Delays or Omissions.22

Section 7.07 Finder’s Fees.22

Section 7.08 Expenses.22

Section 7.09 Counterparts.22

Section 7.10 Severability.22

Section 7.11 Titles and Subtitles.23

EXHIBIT A	Form of Note
EXHIBIT B	Form of Fourth Amendment to License and Supply Agreement
EXHIBIT C	Form of PPD Consent

AEON BIOPHARMA, INC.

SENIOR SECURED CONVERTIBLE NOTES DUE 2027
SUBSCRIPTION AGREEMENT

This agreement (the “Agreement”) is made effective as of March 19, 2024 by and among AEON Biopharma, Inc., a Delaware corporation (the “Company”), the Guarantors (as defined herein) and Daewoong Pharmaceutical Co., LTD., a company organized and existing under the laws of the Republic of Korea (“Daewoong” or the “Purchaser”).

R E C I T A L S:

WHEREAS, the Purchaser desires to purchase, and the Company and each Guarantor desires to issue and sell the Note Securities (as defined herein) described in this Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto hereby agree as follows:

Article 1
Authorization and Sale of
the note securities
Authorization of the Note Securities. The Company has authorized the sale and issuance of Senior Secured Notes due 2027 (the “Notes”), and each Guarantor (as defined in each Note) has, authorized its unconditional and irrevocable guarantee of the Company’s obligations under each Note (each a “Guarantee,” and together with the Notes, the “Note Securities”), and the Company and each Guarantor has granted a security interest in the Collateral (as defined in each Note) to secure its obligations under the Notes and each Guarantee, respectively (the “Security Interest”). The Form of Note, including the Guarantees and Security Interest, is attached hereto as Exhibit A. Each Note will be convertible into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”). Common Stock that may be issued upon conversion of each Note is referred to herein as “Underlying Common Stock”. The Company has authorized the sale and issuance of the Underlying Common Stock as set forth herein. The Note Securities and the Underlying Common Stock are referred to herein as the “Securities.”
Sale of the Note Securities. Subject to the terms and conditions hereof, the Company and the Guarantors will issue and sell to the Purchaser the Note Securities, and the Purchaser will buy from the Company and the Guarantors, the Note Securities. The Notes will be issued in an aggregate principal amount of up to $15,000,000 as follows:

(a)Upon the Initial Closing (as defined below), the Company agrees to issue and sell to the Purchaser a Note (the “Initial Note”) in a principal amount of $5,000,000, and the purchase price for such Initial Note will be $5,000,000 (the “Initial Note Purchase Price”).
(b)Upon the Subsequent Closing (as defined below), the Company agrees to issue and sell to the Purchaser a Note (the “Subsequent Note”) in a principal amount of $10,000,000, and the purchase price for such Subsequent Note will be $10,000,000 (the “Subsequent Note Purchase Price”). The Purchaser’s obligation to purchase the Subsequent Note at the Subsequent Closing is contingent upon the conditions set forth in Section 2.01(b)(ii).
Use of Proceeds. Unless otherwise consented to in writing by the Purchaser, the Company and its subsidiaries shall use at least $1,300,000 of the proceeds from the Initial Note to pay PPD Development, L.P. in its role as clinical research organization to the Guarantor and shall use the remaining proceeds of the Notes for general corporate and research and development purposes in accordance with the Budget delivered to the Purchaser pursuant to Section 5.07 hereof; provided, however, that in no case shall the Company use any of the proceeds of the Notes to fund any Liquidated Damages (as such term is defined in the FPA Terminations) pursuant to or in connection with the FPA Terminations (as defined below).
Article 2
Closing Date; Delivery
Section 2.01 Closing Dates.
(a)The purchase and sale of the Initial Note to the Purchaser shall be consummated at a closing (the “Initial Closing”) to be held at the offices of Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, CA 92626, at 10:00 a.m., Eastern Time, on such date as determined by the Purchaser provided that such date is not later than ten (10) days from the date hereof (the “Initial Closing Date”), upon the physical or electronic exchange among the parties and their counsel of the Initial Transaction Documents (as defined below) and all other documents and deliverables required under this Agreement; provided, however, that, the Purchaser shall not be required to consummate the Initial Closing (and, unless agreed otherwise by the Purchaser in writing, the Purchaser’s obligations hereunder to purchase the Initial Note and Subsequent Note shall be terminated) unless, as of or concurrently with the Initial Closing, the Forward Purchase Agreements by and between the Company and each of ACM ARRT J LLC and Polar Multi-Strategy Master Fund have been irrevocably terminated (the “FPA Terminations”). The “Initial Transaction Documents” shall mean this Agreement, the Note, its Guarantee and the Security Agreement.
(b)The purchase and sale of the Subsequent Note to the Purchaser shall be consummated at a closing (the “Subsequent Closing”), to be held at the offices of Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, CA 92626, at 10:00 a.m., Eastern Time, on such date as determined by the Purchaser, provided that such date is not later than thirty (30) days after the date on which the condition set forth in Section 2.01(b)(ii)(C) has been satisfied (the “Subsequent Closing Date”), upon the physical or electronic exchange among the parties and their counsel of all documents and deliverables required under this Agreement; provided further, that, neither party shall be required to consummate the Subsequent Closing (and, unless agreed otherwise by the parties in writing, each party’s obligations hereunder with respect to the purchase and sale of the Subsequent Note shall be terminated) unless, as of or concurrently with the Subsequent Closing, each of the conditions set forth in this Section 2.01(b) have been satisfied (or waived by the applicable party). The Purchaser shall provide advance written notice of the Subsequent Closing Date to the Company, and each party shall thereupon provide evidence reasonably satisfactory to the other party that all of such party’s conditions to the Subsequent Closing (that have not been waived in writing by the other party) have been satisfied as of the Subsequent Closing.
(i)The obligation of the Company to issue and sell the Subsequent Note to the Purchaser is subject to (A) the representations and warranties of the Purchaser being true and correct in all material respects as of the date when made and as of the Subsequent Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date), and (B) the Purchaser having performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents (as defined herein) to be performed, satisfied or complied with by the Purchaser at or prior to the Subsequent Closing Date.
(ii)The obligation of the Purchaser to purchase the Subsequent Note from the Company is subject to (A) the representations and warranties of the Company being true and correct in all material respects as of the date when made and as of the Subsequent Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date), (B) the Company having performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents (as defined herein) to be performed, satisfied or complied with by the Company at or prior to the Subsequent Closing Date, (C) the perfection of the Collateral upon the proper filing of UCC-1 financing statements in the appropriate filing offices, provided that, notwithstanding that there are continuing requirements to perfect liens in the Collateral under the Security Agreement and Notes which requirements shall remain effective, the condition in this clause (C) can be satisfied by the filing of two UCC-1 financing statements in the state of Delaware, (D) the execution by the Company and the Purchaser of an amendment, in substantially the form attached hereto as Exhibit B (the “Fourth Amendment”), to that certain License and Supply Agreement, dated as of December 20, 2019 and amended as of July 29, 2022, January 8, 2023 and April 24, 2023, by and between Daewoong and AEON Biopharma Sub, Inc. (the “License and Supply Agreement”), (E) no Event of Default (as such term is defined in the Security Agreement) having occurred and (F) the execution by the Guarantor, PPD Development, L.P. and the

Purchaser of the consent in substantially the form attached hereto as Exhibit C (the “PPD Consent”).
Delivery and Payment.
(a)At the Initial Closing, the Company will issue the Initial Note (collectively, the “Initial Note Securities”) and execute and deliver the Fourth Amendment, and will execute and deliver (or cause to executed and delivered) the Guarantees and Security Agreement, against payment of the Initial Note Purchase Price therefor by wire transfer of immediately available funds per the Company’s instructions, and the Company shall cause the Initial Note Securities (or book entry positions representing the Initial Note Securities) to be registered in the name of the Purchaser.
(b)At the Subsequent Closing, the Company will issue the Subsequent Note (collectively, the “Subsequent Note Securities”) and will execute and deliver (and cause to be executed and delivered) the fully executed PPD Consent, against payment of the Subsequent Note Purchase Price therefor by wire transfer of immediately available funds per the Company’s instructions, and the Company shall cause the Subsequent Note Securities (or book entry positions representing the Subsequent Note Securities) to be registered in the name of the Purchaser.
Article 3
Representations and Warranties of the Company and the guarantors

The Company and the Guarantors, jointly and severally, hereby represent and warrant as of the date of this Agreement, the Initial Closing Date and the Subsequent Closing Date to the Purchaser that:

Organization and Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, with corporate power and authority to own its properties and conduct its business as now conducted. Each subsidiary of the Company has been duly organized and is validly existing as a corporate entity in good standing under the laws of its jurisdiction of organization. Each of the Company and its subsidiaries is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in such good standing would not have a Material Adverse Effect. A “Material Adverse Effect” shall mean any material adverse effect on (i) the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company and its subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith or (iii) the authority or the ability of the Company or any Guarantor to perform its obligations under this Agreement or the Transaction Documents.
Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, each Note, the

Security Agreement by and between the Company, AEON Biopharma Sub, Inc. and the Purchaser (“Security Agreement”), (together, the “Company Transaction Documents”), to sell and issue each Note, to issue the Underlying Common Stock, of the Company upon conversion of each Note, and to carry out and perform its obligations under the terms of the Company Transaction Documents. Each Guarantor has the corporate or other entity power and authority to execute, deliver and perform its obligations under this Agreement, each Note, its Guarantee, the Security Agreement, the PPD Consent and the Fourth Amendment (together with the Company Transaction Documents, the “Transaction Documents”).

Governmental Consents, Etc. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company or any Guarantor is required in connection with the valid execution, delivery and performance of the Transaction Documents to which it is a party, or the offer, sale or issuance of the Note Securities or the Underlying Common Stock, or the consummation of any other transaction contemplated hereby or thereby, except the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Note Securities and the Underlying Common Stock under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner. For the avoidance of doubt, any required filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 8-K disclosing the transactions contemplated hereby and filing any form of the Transaction Documents as required shall not be deemed to be a violation of this Section 3.03. The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of NYSE American (the “Exchange”) and has not received any written notice from the Exchange of an event or condition that would reasonably be expected to cause the Common Stock to be delisted by the Exchange. The issuance and sale of the Note Securities and the Underlying Common Stock hereunder do not and will not contravene the rules and regulations of the Exchange.
Noncontravention. Assuming and subject to compliance with the matters referred to in Section 3.03, the issue and sale of any Note Securities, the grant of the Security Interest by the Company and the Guarantors and the performance by the Company or any Guarantor of its obligations under the Transaction Documents, including the Company’s obligation to issue Underlying Common Stock upon conversion of each Note, and the consummation of the transactions therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of incorporation or bylaws of the Company or the organizational documents of any Guarantor or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the properties or assets of the Company or any of its subsidiaries or any of their properties, except, with respect to clauses (i) and (iii), for such conflicts, breaches, violations or defaults as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Authorization. Other than for Stockholder Approval as contemplated by Section 5.07 of this Agreement, all corporate and contractual action or notices, as applicable, on the part of the Company and each Guarantor, its officers, directors and stockholders (or, in the case of any Guarantor, its members, stockholders or other equity holders, as applicable) necessary for the authorization, execution, delivery and performance by the Company or such Guarantor of the Transaction Documents to which it is a party, the authorization, sale, issuance and delivery by the Company of each Note and the Underlying Common Stock and the issuance and sale of each Guarantor of its Guarantee and the performance by the Company and each Guarantor of all of the its respective obligations under this Agreement and the other Transaction Documents to which it is a party, has been taken.
The Note Securities. Each Note and the Security Agreement constitutes valid and binding obligations of the Company, and the Guarantee of each Guarantor, the Note, the Security Agreement, the PPD Consent and the Fourth Amendment constitutes valid and binding obligations of such Guarantor, in each case enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference or other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (the “Enforceability Exceptions”).
Underlying Common Stock. When and, to the extent issued upon conversion of each Note in accordance with its terms, any Underlying Common Stock will be duly authorized and validly issued, fully paid and non-assessable, and the issuance of any Underlying Common Stock will not be subject to any preemptive rights, call options, rights of first refusal, subscription rights, transfer restrictions or similar rights of any person, will not be in violation of the Organizational Documents of the Company or in breach or violation of any contract, and will not be issued in violation of any such preemptive rights, call options, rights of first refusal, subscription rights, transfer restrictions or similar rights of any person.
Security Interest. The Security Interest creates in favor of the Purchaser a valid and enforceable first priority security interest in the Collateral (subject to Permitted Liens (as defined in each Note)) and, subject to the foregoing and the limitations set forth in each Note, no other registration, filings or recordings are required under the UCC or with the United States Patent and Trademark Office or the United States Copyright Office in order to perfect the security interests created under the Security Interest to the extent the Security Interest can be perfected by a registration, filing or recording in such offices, except for filings and recordings which the Purchaser has consented to occurring after the Issue Date so long as such filings and recordings occur within the period after the Issue Date consented to by the Purchaser. The Company and the Guarantors are the legal and beneficial owners of the relevant Collateral, free and clear of any Lien (as defined in each Note), other than Permitted Liens (as defined in each Note). All the outstanding shares of capital stock or registered capital, as the case maybe, of the Company and its subsidiaries have been duly authorized and validly issued and are fully paid or paid in installments in accordance with applicable laws and non-assessable, and all outstanding shares of capital stock or registered capital, as the case may be, of the subsidiaries are owned by the Company, either directly or through its subsidiaries, free and clear of any security interest, claim, lien or encumbrance other than the Permitted Liens (as defined in each Note). None of the outstanding shares of capital stock of or ownership interests in any of the Company’s subsidiaries was issued in violation of the preemptive or similar rights of any security holder of such subsidiary.

SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including without limitation pursuant to Section 13(a) or 15(d) thereof, since July 24, 2023 through the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports (as defined below) prior to the expiration of any such extension. As of its respective filing date, (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), the reports of the Company filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act from July 24, 2023 through the date of this Agreement (including the exhibits and schedules thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act. As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each SEC Report filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).
Capitalization. Except as the Company otherwise disclosed to the Purchaser, as of the date hereof, the Company has an authorized capitalization as set forth in its Form 10-Q for the quarter ended September 30, 2023 (the “Capitalization Date”).

All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except to the extent that it would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company’s sole direct or indirect subsidiary is Aeon Biopharma Sub, Inc. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the date hereof, (i) there are no outstanding options, warrants, scrips, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries except (w) as set forth in the SEC Reports and the exhibits attached and incorporated by reference thereto, (x) as were granted or issued after the Capitalization Date pursuant to the Company’s equity compensation plans described in the SEC Reports, and (y) as a result of the purchase and sale of the Note Securities; and (ii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Note Securities or the Underlying Common Stock. The Company's certificate of incorporation as in effect on the date hereof and the Company's bylaws as in effect on the date hereof have been filed as part of the SEC Reports and are available on the SEC’s EDGAR system as of the business day prior to the date hereof. Other than the Notes, the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto are as described in the SEC Reports and exhibits attached or incorporated by reference thereto.

Litigation. As of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its subsidiaries before (or, in the case of threatened actions, suits, investigations or proceedings, would be before) or by any court, public board, government agency or self-regulatory organization or body, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Registration Rights. Except as described in the SEC Reports, the Company is not under any obligation to register under the Securities Act any of its presently outstanding securities.
Placement. Subject to the accuracy of the Purchaser’s representations in this Agreement, the offer, sale and issuance of the Note Securities and the Underlying Common Stock (the “Placement”) constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and the qualification requirements of the securities laws of the State of Delaware. Neither the Company nor any agent on its behalf has taken or will take any action so as to bring the sale of the Note Securities or any Underlying Common Stock by the Company within the registration provisions of the Securities Act or any state securities laws other than as contemplated in that certain Amended and Restated Registration Rights Agreement, dated as of July 21, 2023 (the “A&R Registration Rights Agreement”), to which the Company and the Purchaser are parties.

Internal Controls. Except as described in the SEC Reports, the Company and each of its officers are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. Except as described in the SEC Reports, the management of the Company has, in material compliance with Rule 13a-15 under the Exchange Act, (i) designed disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the management of the Company by others within those entities, and (ii) disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s auditors and the audit committee of the Company’s Board of Directors (A) any significant deficiencies in the design or operation of internal control over financial reporting (“Internal Controls”) which would adversely affect the Company’s ability to record, process, summarize and report financial data and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls. Since December 31, 2022, management has not identified for the Company’s auditors any material weaknesses in Internal Controls other than those which are disclosed in the SEC Reports.
Certain Transactions. Since January 1, 2023, except for compensation or other employment arrangements in the ordinary course of business and the Placement, there has been no transaction, or series of similar transactions, agreements, arrangements, relationships, payments or understandings, nor are there any currently proposed transactions, or series of similar transactions, agreements, arrangements, relationships, payments or understandings to which the Company or any of its subsidiaries was or is to be a party, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act that is not disclosed in the SEC Reports.
Absence of Certain Changes. Since September 30, 2023, there has not been a Material Adverse Effect or any prospective material adverse change that could reasonably be expected to result in a Material Adverse Effect.
Acknowledgment Regarding Purchaser's Purchase of Securities. The Company and the Guarantors acknowledge and agree that the Purchaser is acting solely in the capacity of an arm’s length Purchaser with respect to this Agreement and the transactions contemplated hereby. The Company and the Guarantors further acknowledge that the Purchaser is not acting as a financial advisor or fiduciary of the Company or any Guarantor (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchaser’s purchase of the Securities and has not been relied upon by the Company or any Guarantor or its respective officers or directors (or functional equivalents) in any way. The Company and each Guarantor further represents to the Purchasers that the Company’s or such Guarantor’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company or such Guarantor and its respective representatives.

Related Party Transaction. The Board of Directors (the “Board”) of the Company (or an authorized committee thereof) has reviewed the transactions contemplated hereby with respect to any “related party transaction,” including for purposes of the Delaware General Corporation Law and the applicable rules of the Exchange, and has approved any such transaction consistent with the applicable standards.
Transactions Not Enjoined. No governmental authority has enacted, issued, promulgated, enforced or entered any order, writ, judgment, injunction, decree, stipulation, determination or award which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof. No action or proceeding by or before any court or other governmental body has been instituted or threatened by any governmental authority or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

Section 3.20 Clinical Research Organizations. The sole clinical research organization to which the Company has transferred any of its sponsor obligations under 21 CFR 312 for each Investigational New Drug (as defined therein) application held by the Company and its subsidiaries is PPD Development, L.P. and that there is no other external firm or person to whom sponsor obligations have been transferred.

Article 4
Representations and Warranties of the Purchasers

The Purchaser hereby represents and warrants to the Company as follows:

Organization and Standing. The Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material and adverse effect on the legality, validity or enforceability of the Transaction Documents to which it is a party, and the Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing, individually or in the aggregate, as would not have a material adverse effect on it.

Section 4.02 Authorization.
(a)The Purchaser has the requisite corporate or other entity power and authority to execute and deliver Transaction Documents to which it is a party and perform its obligations under the Transaction Documents. The execution and delivery of each such Transaction Document by the Purchaser, the performance by the Purchaser of its obligations thereunder, and all other necessary corporate or other entity action on the part of the Purchaser have been duly authorized by its board of directors or similar governing body, and no other corporate or other entity proceedings on the part of such Purchaser is necessary for such Purchaser to execute and deliver the relevant Transaction Documents and perform its obligations thereunder.
(b)Each of the relevant Transaction Documents has been duly and validly authorized, and when executed and delivered by the Purchaser, shall constitute valid and binding obligations of the Purchaser, enforceable in accordance with their terms, subject to the Enforceability Exceptions.
Noncontravention. Neither the execution and delivery of the Transaction Documents to which the Purchaser is a party by the Purchaser nor the performance by such Purchaser of its obligations thereunder will (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Purchaser or any of its subsidiaries is a party or by which Purchaser or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of incorporation, bylaws or similar organizational and governing documents of Purchaser or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the properties or assets of the Purchaser or any of its subsidiaries or any of their properties, except, with respect to clauses (i) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its obligations under the Transaction Documents to which the Purchaser is a party.
Accredited Investor. The Purchaser is an “accredited investor” within the meaning of Regulation D, Rule 501(a), under the Securities Act. The Purchaser was not formed for the specific purpose of acquiring the Securities.
No Government Review. The Purchaser understands that neither the SEC nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Securities or passed upon or endorsed the merits of this Agreement, the Securities, or any of the other documents relating to the Placement, or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement, the Securities or such other documents.

Investment Experience. The Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and the Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment. In making its decision to acquire the Securities, the Purchaser has not relied upon any information other than information provided to it by the Company or its representatives and contained herein, including the representations and warranties and covenants of the Company contained herein.
Investment Intent; Blue Sky. The Purchaser is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, other than the transfer of shares to an affiliated investment fund under common control with Purchaser. It understands that the sale of the Securities has not been, and will not be, registered under the Securities Act by reason of an exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Purchaser’s investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser’s address set forth in Section 7.02 is true and correct and may be relied upon by the Company for the purpose of complying with applicable “Blue Sky” or similar laws.
Rule 144. The Purchaser acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 (“Rule 144”) promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.
Restrictions on Transfer; Restrictive Legends. The Purchaser understands that the transfer of the Note Securities is restricted by this Agreement and applicable state and federal securities laws and the transfer of the Underlying Common Stock is restricted by applicable state and federal securities laws, and that each certificate, instrument, or book entry representing the Note Securities and, if applicable, the Underlying Common Stock will be imprinted with legends restricting transfer except in compliance therewith. The Company need not register a transfer of legended Note Securities or Underlying Common Stock, and may also instruct its transfer agent or other applicable agent not to register the transfer of the Note Securities or Underlying Common Stock and to enforce applicable stop transfer instructions, unless the conditions specified in each of these legends is satisfied.
Access to Information. The Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including, but not limited to, the SEC Reports, that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Securities; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment. The Purchaser understands any statement contained in the SEC Reports shall be deemed to be modified or superseded for the purposes of this Agreement to the extent that a statement contained herein or in any other document subsequently filed with the SEC modifies or supersedes such statement.

No General Solicitation. The Purchaser is unaware of, and in deciding to participate in the Placement is in no way relying upon, and did not become aware of the Placement through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Placement.
Purchaser’s Counsel. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents, all exhibits and schedules thereto, and the transactions contemplated thereby with its own legal counsel.
Tax Liability. The Purchaser has reviewed with its own tax advisors the tax consequences of the transactions contemplated by this Agreement. It relies solely on such advisors and not on any statements or representations of the Company or any of the Company’s agents regarding such tax consequences. It understands that it, and not the Company, shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement.
Article 5
Covenants
Section 5.01 Transfer Restrictions; Legends.
(a)The Securities may only be disposed of in compliance with applicable federal and state securities laws. Subject to applicable federal and state securities laws, Purchaser may transfer the Note, in whole or in part. As a condition of transfer of the Notes, any such transferee shall agree in writing to be bound by the terms of the Securities.
(b)The certificates, agreements, instruments, or book entries evidencing the Securities shall have endorsed thereon the legends set forth in the Note as required by the terms of the Note.
Section 5.02 Confidentiality; MNPI.
(a)The Purchaser acknowledges and agrees that: (i) certain of the information contained herein may be of a confidential nature and may be regarded as material non-public information (“MNPI”) under Regulation FD of the Securities Act; (ii) except as provided in Section 5.03, until the time the information contained herein has been adequately disseminated to the public, the existence of this Agreement and the information contained herein shall not, without the prior written consent of the Company, be disclosed by the Purchaser to any person or entity, other than its employees, officers, directors, consultants financial and legal advisors and other representations (collectively, “Representatives”) for the sole purpose of evaluating the entering into and the consummation of the transactions contemplated under the Transaction Documents, and Purchaser will not, directly or indirectly, disclose or permit its Representatives to disclose, any of such information without the prior written consent of the Company; and (iii) the Purchaser shall make its Representatives aware of the terms of this Section 5.02 and be responsible for any breach of this Agreement by such Representatives.
(b)Any party may disclose, or permit the disclosure of, information which would otherwise be confidential if and to the extent (i) required by law or any securities exchange, regulatory or governmental body; (ii) disclosed to its respective affiliates and its and their respective directors, officers, employees, shareholders, finance providers and their respective professional advisers or officers on a need-to-know basis (but it shall remain responsible for the compliance with this Section 5.02 by any such person); or (iii) it comes into the public domain other than as a result of a breach by any party hereto.
(c)The Purchaser acknowledges that certain information concerning the matters that are the subject matter of this Agreement may constitute MNPI under U.S. federal securities laws, and that U.S. federal securities laws prohibit any person who has received MNPI relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, each Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person save as provided in Section 5.03.
(d)The Purchaser shall not, and shall cause its affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company (including, without limitation, any Short Sales (as such term is defined in Rule 200 promulgated under Regulation SHO under the Exchange Act)) during the period from the date hereof until such time as (i) the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated.
Securities Law Disclosure. On or prior to the fourth (4th) business day following the date hereof, the Company will file a Current Report on Form 8-K with the SEC describing the terms of the Transaction Documents and filing such Transaction Documents or forms thereof as may be required under the Exchange Act.
Section 16 Matters. The Company’s Board of Directors shall pre-approve the direct or indirect acquisition or disposition, as applicable, of Note Securities or Underlying Common Stock by the Purchaser, its affiliates, or any director affiliated with the Purchaser (any such director, a “Purchaser Director”), for the express purpose of exempting the Purchaser’s, its affiliates’ or any Purchaser Director’s interests (to the extent the Purchaser or its affiliates may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

Registration Rights.
(a)As promptly as reasonably practicable after the Initial Closing Date, but in any event within thirty (30) business days after the Initial Closing Date, the Company shall file with the SEC a shelf Registration Statement on Form S-1 (or any short-form shelf registration statement available to the Company) (a “Shelf Registration Statement”), or shall amend an existing Shelf Registration Statement, to register the resale all of the shares of Common Stock issuable upon conversion of the Note Securities (a “Registration”). The Company shall use its commercially reasonable efforts to have such Shelf Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the one hundred twentieth (120th) calendar day following the filing date thereof if the SEC notifies the Company that it will “review” the Shelf Registration Statement and (b) the fifth (5th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Shelf Registration Statement will not be “reviewed” or will not be subject to further review. The Company agrees to cause such Shelf Registration Statement, or another shelf registration statement that includes the shares of Common Stock issuable upon conversion of the Note Securities to be sold pursuant to this Agreement, to remain effective until the earliest of (x) the fifth anniversary of the Initial Closing, (y) the date on which the Purchaser ceases to hold any shares of Common Stock issuable upon conversion of the Note Securities, and (z) on the first date on which the Purchaser is able to sell all of its shares of Common Stock issuable upon conversion of the Note Securities without restriction under Rule 144 of the Securities Act within ninety (90) days without limitation as to the amount of such securities that may be sold, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144(b)(2). Purchaser agrees to disclose its ownership to the Company upon request to assist it in making the determination described above. In no event shall the Purchaser be identified as a statutory underwriter in the Shelf Registration Statement unless requested by the SEC; provided, that if the SEC requests that Purchaser be identified as a statutory underwriter in the Shelf Registration Statement, Purchaser will have an opportunity to withdraw its shares of Common Stock issuable upon conversion of the Note Securities from the Shelf Registration Statement. Notwithstanding the foregoing, if the SEC seeks to prevent the Company from including any or all of the shares proposed to be registered under the Shelf Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale by the applicable stockholders or otherwise, the Company shall use its best efforts to ensure that the SEC determines that (1) the offering contemplated by the Shelf Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 of the Securities Act and (2) the Purchaser is not a statutory underwriter. If the Company is unsuccessful in the efforts described in the preceding sentence then the Company shall cause such Shelf Registration Statement to register for resale such number of shares which is equal to the maximum number of shares as is permitted by the SEC. In such event, the number of shares to be registered for each selling stockholder named in the Shelf Registration Statement shall be reduced pro rata among all such selling stockholders, and the Company will register the Purchaser’s remaining shares that were not registered at the earliest date permitted by the SEC and subject to the other terms and conditions of this Section 5.05.
(b)Notwithstanding anything to the contrary contained herein, if the filing, initial effectiveness or continued use of a Shelf Registration Statement, in respect of the registration of the resale of all of the shares of Common Stock issuable upon conversion of the Note Securities, at any time would (a) require the Company to make an Adverse Disclosure (as defined below), (b) require the inclusion in such Shelf Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (c) in the good faith judgment of the majority of the Board, would be seriously detrimental to the Company and the majority of the Board concludes as a result that it is therefore essential to defer such filing, initial effectiveness or continued use at such time (each of (a), (b) or (c) a “Suspension Event”), the Company shall have the right, upon giving prompt written notice of such action to the Purchaser (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Shelf Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose; provided that such right to delay shall be exercised by the Company not more than once in any twelve (12) month period. In the event the Company exercises its rights under this Section 5.05(b), the Purchaser agrees to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus included in any such Shelf Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus (a “Prospectus”), relating to any Registration in connection with any sale or offer to sell shares of Common Stock issuable upon conversion of the Note Securities until such Holder receives written notice from the Company that such sales or offers of shares of Common Stock issuable upon conversion of the Note Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents. The Company shall immediately notify the Purchaser of the expiration of any period during which it exercised its rights under this Section 5.05(b). An “Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of the Company or the Board, after consultation with counsel to the Company, (i) would be required to be made in any Shelf Registration Statement or Prospectus in order for the applicable Shelf Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Shelf Registration Statement were not being filed, declared effective or used, as the case may be and (iii) the Company has a bona fide business purpose for not making such information public.
(c)After the filing of the Shelf Registration Statement, the Company shall, as expeditiously as reasonably possible: (i) notify the Purchaser when such Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii) notify the Purchaser of the issuance of any stop order by the SEC suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonably efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, (iii) at least five (5) days prior to the filing of such Shelf Registration Statement or Prospectus or any amendment or supplement to such Shelf Registration Statement or Prospectus (or such shorter period of time as may be (a) necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (b) advisable in order to reduce the number of days that sales are suspended pursuant to Section 5.05(b)), furnish a copy thereof to the Purchaser or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein), including, without limitation, providing copies promptly upon receipt of any comment letters received with respect to any such Shelf Registration Statement or Prospectus, and (iv) notify the Purchaser at any time when a Prospectus relating to such Shelf Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or an omission to state a material fact required to be stated in a Shelf Registration Statement or Prospectus or necessary to make the statements in a Shelf Registration Statement or Prospectus (in the case of a Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading (a “Misstatement”), and then to correct such Misstatement as set forth in Section 5.05(b).
(d)Upon receipt of any written notice from the Company (which notice shall not contain any material non-public information regarding the Company) of the happening of any of the foregoing or of a Suspension Event during the period that the Shelf Registration Statement is effective or if as a result of a Suspension Event the Shelf Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Purchaser shall discontinue disposition of shares of Common Stock issuable upon conversion of the Note Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.
Board Appointment Rights. No later than ten (10) days following the Subsequent Closing, the Company, the Board and the Nominating and Corporate Governance Committee of the Board shall have taken all actions (including, if necessary, expanding the size of the Board to create a new vacant position on the Board) to appoint, and shall have appointed, one designee of Purchaser to the Board to serve as a Class III director (with a term scheduled to expire at the Company’s 2026 annual meeting of stockholders) (the “Purchaser Appointee”), subject to a customary due diligence process by the Company, including a review of a completed questionnaire and background check. Once appointed to the Board, the Purchaser Appointee shall be entitled to all rights and privileges as any other member of the Board in accordance with the bylaws of the Company, except (a) as may be necessary to comply with applicable law and (b) that such Purchaser Appointee shall not be entitled to any compensation for his or her service on the Board. For the avoidance of doubt, the Purchaser may only appoint a member of its senior management team to serve as the Purchaser Appointee.

Stockholder Approval. The Company shall include a proposal in the definitive proxy statement for its annual stockholder meeting for 2024 (the “2024 Annual Meeting”) soliciting approval by the Company’s stockholders of an affirmative vote for such meeting for approval of resolutions providing for the Company’s issuance of Underlying Common Stock in excess of the Conversion Cap (as defined in each Note) such that such Conversion Cap shall no longer apply in accordance with applicable law and the rules and regulations of NYSE American (the “Stockholder Approval”). If the Stockholder Approval is not obtained at the 2024 Annual Meeting, or if the Stockholder Approval obtained at the 2024 Annual Meeting is not sufficient to address the issuance by the Company of all Underlying Common Stock in excess of the Conversion Cap, then the Company shall again include a similar proposal for each subsequent annual stockholder meeting, or if requested by the Purchaser, the Company shall call a special meeting of the stockholders to obtain the Stockholder Approval to be held within ninety (90) days of such request and if the Stockholder Approval is not obtained at such special meeting, the Company shall again include a similar proposal for each subsequent annual stockholder meeting until Stockholder Approval is obtained that is sufficient to provide for the Company’s issuance of all Underlying Common Stock in excess of the Conversion Cap.
Budget Report. The Company shall deliver to the Purchaser, on the Initial Closing Date, a copy of the Company’s budget plan for the fiscal year ended December 31, 2024 (the “Budget Plan”), including, but not limited to, the Company’s estimated operating costs, personnel costs and expenses.
Financial Reports. The Company shall deliver to the Purchaser, concurrently with each meeting of the Joint Steering Committee (as defined in the License and Supply Agreement), the Company’s quarterly financial report, including, but not limited to, the Company’s material expenses for the most recently completed quarter prior to such meeting of the Joint Steering Committee.
Certain Covenants of the Company.

(a)The Company covenants that all shares of Common Stock issued upon conversion of the Notes shall be newly issued, duly authorized, validly issued, fully paid and non-assessable and shall be free from preemptive or similar rights and free from all taxes, liens and charges with respect to the issuance thereof.

(b)The Company covenants that it shall take such actions as are necessary to include for listing on any securities exchange or automated quotation system on which the Common Stock is listed for trading, all shares of Common Stock issuable upon conversion of the Notes.

(c)The Company has available for issuance, free from preemptive rights, and shall reserve, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, a number of shares of Common Stock reasonably expected to be issuable upon conversion of the Notes pursuant to Section 4.01 and Section 4.02 of the Notes, and shall promptly take such actions as may be necessary to increase such authorized shares to the extent necessary to maintain compliance with this Section 5.10(c).

(d) The Company shall use its reasonable best efforts to cause the Common Stock issuable in accordance with this Agreement and the Notes to be approved for listing on NYSE, subject to official notice of issuance thereof.

Clinical Research Organizations. The Company and its subsidiaries shall not transfer any of its sponsor obligations under 21 CFR 312 for each Investigational New Drug (as defined therein) application held by the Company or its subsidiaries to a clinical research organization or other external firm or person other than PPD, Inc. without the Holder’s prior written consent (which may be given or withheld in Holder’s sole and absolute discretion).
Article 6
INDEMNIFICATION
Survival of Representations and Warranties. The representations and warranties of the Company, the Guarantors and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Initial Closing and the Subsequent Closing. All covenants and agreements contained herein which by their terms contemplate actions following the Initial Closing shall survive the Initial Closing and remain in full force and effect in accordance with their terms. All other covenants and agreements contained herein (other than under Section 1.03 and Section 5.03 through Section 5.11) shall not survive the Initial Closing and shall thereupon terminate.
Indemnification. The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless the Purchaser, its partners, affiliates, officers, directors, employees, and duly authorized agents, and each person or entity, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a “Control Person”), from and against any loss, claim, damage, liability, together with reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements and costs and expenses of expert witnesses and investigation), and any action in respect thereof to which such Purchaser and its Control Persons (collectively, the “Indemnified Parties”) becomes subject to, resulting from, arising out of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, except to the extent that any such loss, claim, damage, liability, cost or expense is attributable to the willful misconduct or fraud of such Indemnified Party.

Article 7
Miscellaneous
Entire Agreement; Amendment; Assignment. This Agreement and the other Transaction Documents constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Any prior agreements, understandings or representations with respect to the subject matter hereof are superseded by this Agreement and shall have no further force or effect. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the parties hereto. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.
Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by e-mail, by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:
(a)if to the Purchaser, to:

Daewoong Pharmaceutical Co., LTD.

12, Bongeunsa-ro 114, Gangnam-gu, Seoul

Attn: Seongsoo Park, Executive Vice President

Tel: +82 10 5119 6484

Email: yann@daewoong.co.kr

with a copy to:

Brown Rudnick LLP
One Financial Center
Boston, MA 02111
Attn: Andrew P. Strehle
Email: astrehle@brownrudnick.com

Tel: 617.856.8569

and

Brown Rudnick LLP
One Financial Center
Boston, MA 02111
Attn: Jennifer Ihns Charles
Email: jcharles@brownrudnick.com

Tel: 617.856.8114

(b)if to the Company, to:

AEON Biopharma, Inc.
5 Park Plaza, Suite 1750
Irvine, CA 92614

Tel: (949) 354-6499
Attention: Chief Financial Officer; Chief Legal Officer
Email: pr@aeonbiopharma.com; aw@aeonbiopharma.com

with a copy to:

Latham & Watkins LLP
650 Town Center Dr, 20th Floor
Costa Mesa, CA 92626

Telephone: (714) 755-8008
Attn: Shayne Kennedy; Drew Capurro
Email: shayne.kennedy@lw.com; drew.capurro@lw.com

All such notices, requests and other communications hereunder shall be deemed duly given on the date of receipt by the recipient thereof if received before 5:00 p.m. local time on a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding business day in the place of receipt.

Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of New York without regard to conflict of law rules of such state.
Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.02 shall be deemed effective service of process on such party.
WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN

ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
Finder’s Fees. Each party represents that it neither is, nor will be, obligated for any finders’ fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company and the Guarantors from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, partners, employees, or representatives is responsible. The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.
Expenses. Each of the Company and the Guarantors, on the one hand, and the Purchaser, on the other hand, shall bear its or their own expenses incurred with respect to this Agreement and the transactions contemplated hereby.
Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

AEON BIOPHARMA, INC. By:/s/ Marc Forth Name:Marc Forth Title:President and Chief Executive Officer

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

daewoong PHARMACEUTICAL co., ltd. By:/s/ Sengho Jeon Name:Sengho Jeon Title:President & CEO

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

AEON BIOPHARMA SUB, INC. By:/s/ Marc Forth Name:Marc Forth Title:Chief Executive Officer

[Signature Page to Subscription Agreement]

EXHIBIT A

Form of Note

EXHIBIT B

Form of Fourth Amendment to License and Supply Agreement

EXHIBIT C

Form of PPD Consent